UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)          (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:          (212) 632-6000

Date of fiscal year end:          12/31

Date of reporting period:         6/30/10

ITEM 1. REPORTS TO STOCKHOLDERS.

June 30, 2010

Lazard Retirement Series Semi-Annual Report

U.S. Equity

Lazard Retirement U.S. Strategic Equity Portfolio

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

International Equity

Lazard Retirement International Equity Portfolio

Emerging Markets

Lazard Retirement Emerging Markets Equity

   Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	Investment Overviews
6	Performance Overviews
10	Information About Your Portfolio’s Expenses
11	Portfolio Holdings Presented by Sector
12	Portfolios of Investments
12	Lazard Retirement U.S. Strategic Equity Portfolio
14	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
16	Lazard Retirement International Equity Portfolio
18	Lazard Retirement Emerging Markets Equity Portfolio
20	Notes to Portfolios of Investments
22	Statements of Assets and Liabilities
23	Statements of Operations
24	Statements of Changes in Net Assets
26	Financial Highlights
29	Notes to Financial Statements
34	Board of Directors and Officers Information
36	Other Information

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and to accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc., you may obtain a prospectus or summary prospectus, by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus or summary prospectus contain investment objective, risks, charges, expenses and other information about Portfolios of Lazard Retirement Series, Inc., which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report 1

Lazard Retirement Series, Inc. Investment Overviews

U.S. Equities: Return to Volatility
Volatility returned to the markets over the six-month period ended June 30, 2010, as investors became increasingly wary of a global recovery amid the ongoing sovereign debt crisis in the Eurozone and concerns of a potential economic slowdown in China. Stocks rallied earlier in the year on the back of strong corporate earnings announcements, but failed to maintain the positive momentum as the U.S. recovery appeared to have hit a soft patch with housing, consumer confidence, and retail sales data coming in below expectations. The recent job data also disappointed investors due to weaker-than-expected additions in the private sector, where a recovery is key to improvement in the housing market and consumer spending. A series of recent events, including ongoing financial reforms and the oil spill in the Gulf of Mexico, also hinted at more aggressive government influence on business, which further dampened investors’ sentiment.

By sector, the economically defensive consumer staples outperformed amid the volatile market. The financials sector also performed well on the expectation that the impact of the financial reform legislation may not be as severe as previously expected. Meanwhile, the energy sector underperformed amid concerns over the oil spill in the Gulf of Mexico. The information technology sector was also weak due to concerns of a potential slowdown in the global recovery.

International Equities: Break in the Recovery
 World equity markets were also volatile throughout the first half of 2010, posting generally positive returns in the first quarter, then falling sharply from mid-April to late May as European sovereign debt fears intensified. Uncertainty over growth prospects in the United States and China also weighed on stocks. European markets—particularly those with strained governmental finances, such as Greece, Italy, and Spain—were weak, especially during the second quarter, as the large bailout package did little to calm investors’ fears. Additionally, austerity measures by several European governments led to concerns that the economic recovery could be held back.

Asian markets finished the first half of the year with mixed performance, as investors were wary of an economic and real estate slowdown in China, as well as political tensions on the Korean peninsula. Although Japan relatively outperformed in both the first and second quarters, stocks in the country were hurt by concerns of a global economic slow-

down, and strong yen appreciation versus the U.S. dollar and euro weighed on export-oriented Japanese companies.

The industrials sector outperformed for the first half of the year, as did the consumer staples and consumer discretionary sectors, while the utilities sector underperformed. Materials companies, particularly commodity producers, lagged over concerns about weaker Chinese growth and the prospects of greater taxation, and the energy sector notably underperformed due to slowing demand and the oil spill in the Gulf of Mexico. The financials sector also underper-formed due to regulatory concerns.

Emerging Markets Equities: Challenging First Half
Following an extraordinarily strong year in 2009, shares of emerging markets stocks experienced some challenges in the first half of 2010. Deepening concerns over a fiscal crisis in Greece and other European countries, as well as the anticipated effects on global economic activity, offset excellent fundamentals in the emerging markets. Chinese authorities reintroduced a currency basket for the ren-minbi, elevating its value as well as the value of several other Asian currencies. The Morgan Stanley Capital International (MSCI®) Emerging Markets (EM®) Index (the EM Index) declined by over 6% for the period, with Asia outperforming both the Latin American and Eastern European regions.

Brazilian equities declined due to concerns over weaker growth that could impact commodity prices. Further, shares of Petrobras, a large Brazilian oil company, were volatile because of issues surrounding the financing of its large projected capital expenditures. Colombian equities performed particularly well due to a more stable environment in the country. Despite a debilitating earthquake in Chile, equities in that country finished the first half of the year higher.

The majority of Asian emerging markets recorded positive performance in the first half of 2010. Both Indonesian and Thai equities continued to perform well on robust economic results, despite the challenging political situation in Thailand. Relatively weak performance in the information technology sector held back Taiwanese and South Korean shares over the first half of the year. South Korean shares were also challenged by exacerbated tensions with North Korea. Additionally, expectations of slower global growth led to a sharp decline in the won. Chinese stocks declined, as investors became more concerned about global growth

2 Semi-Annual Report

and as Chinese authorities enacted further measures to moderate bank lending to the property sector. Equities in the Philippines rose impressively on signs of more robust economic activity.

Due in part to their proximity to Europe and its current economic problems, mixed performance was registered across the Middle East and Africa. Hungarian equities fell sharply, as the government announced a tax on the financials sector aimed at plugging its fiscal deficit. Polish shares also declined over the period. Share prices fell in South Africa and Russia on worries about commodity prices. Turkish equities were the region’s relative bright spot, helped by stable economic performance.

By sector, consumer staples, health care, telecom services, consumer discretionary, and utilities outperformed the EM Index. The energy, materials, and information technology sectors were the weakest performers over the six months ended June 30, 2010.

Lazard Retirement U.S. Strategic Equity Portfolio
For the six months ended June 30, 2010, the Lazard Retirement U.S. Strategic Equity Portfolio’s Service Shares posted a total return of -8.91%, as compared with the -6.65% return for the S&P 500® Index.

The Portfolio was helped by stock selection in the consumer discretionary sector. AutoZone, an auto parts retailer, reported sales growth well above expectations and further boosted per-share earnings by buying back 3% of its outstanding shares. Shares of Family Dollar Stores, a national discount retailer, also performed well, as the company’s target consumers began to rebound. We subsequently exited the position in Family Dollar Stores during the period.

Stock selection in the energy sector was also a positive relative contributor to the Portfolio’s returns, as ConocoPhillips outperformed due to continued signs of progress in its restructuring efforts and less exposure to deepwater activity in the Gulf of Mexico than its peers.

Conversely, stock selection in the consumer staples sector detracted from performance over the period. Shares of Walgreen Co. lagged due to weak same-store sales and disappointing cost controls within its selling, general, and administrative expenses.

Stock selection in the information technology sector also hurt returns. A lack of exposure to Apple detracted from relative performance, as the company performed strongly on expectations of positive sales trends of its various products. Shares of Symantec, one of the largest makers of security software, declined due to concerns over the integration of an authentication business that the company announced it would buy.

Stock selection in the health care sector detracted from returns as well. Shares of Pfizer lagged due to uncertainty surrounding the overall impact of health care reform and concerns over the company’s spending plan for new initiatives.

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
For the six months ended June 30, 2010, the Lazard Retirement U.S. Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of -2.48%, as compared with the -1.69% return for the Russell 2500® Index.

Stock selection in the consumer staples sector helped the Portfolio’s relative returns during this period, mainly due to mergers and acquisitions activity. Bare Escentuals, a makeup manufacturer, received a takeover bid in January 2010, and American Italian Pasta, one of the largest producers of dry pasta in North America, received a takeover offer in June. Following this news, we exited both positions during the period.

Stock selection in the materials sector also helped relative performance, as several companies in the paper products industry enjoyed strong pricing power as the economy improved. Rock-Tenn, a paper and packaging manufacturer, performed well following a better-than-expected earnings report. Following the March 2010 purchase of shares of Schweitzer-Mauduit International, a manufacturer of specialty papers for the tobacco industry, the company rose based on strong first-quarter earnings.

Conversely, stock selection in the health care sector detracted from returns over the period. Shares of XenoPort, a biotechnology company, fell sharply during the period, as one of its deeper-stage pipeline drugs was surprisingly rejected. This failure broke our investment thesis for the company, and we eliminated the stock from the Portfolio. Medicis Pharmaceutical, Warner Chilcott, and Talecris Biotherapeutics also fell on company-specific issues. Medicis

Semi-Annual Report 3

Pharmaceutical and Talecris Biotherapeutics were sold from the Portfolio during the period as well.

Stock selection in the industrials sector also hurt returns. Positions in A123 Systems and Ener1, lithium ion battery companies, fell considerably over the period due to increasing competition in the industry. We subsequently eliminated both positions from the Portfolio. Hill International, a construction consulting company, dropped significantly in May, as the company posted lower-than-expected earnings caused by the cancellation of several projects due to weak market conditions. We also exited the position in Hill International during the period.

In the financials sector, both Waddell & Reed Financial and Piper Jaffray detracted from performance. Waddell & Reed dropped significantly due to concerns about flows into its asset management unit, while Piper Jaffray declined following a disappointing earnings announcement. We exited the position in Piper Jaffray during the period.

Lazard Retirement International Equity Portfolio
For the six months ended June 30, 2010, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of -12.70%, as compared with the -13.23% return for MSCI Europe, Australasia and Far East (EAFE®) Index.

The Portfolio’s relative outperformance over the past six months was driven mostly by stock selection, as holdings in the telecom services and the information technology sectors added to returns. Within telecom services, the Portfolio benefited from Rogers Communications, which performed well due to an improving earnings outlook, and TELUS, which, despite lower first-quarter earnings, performed well due to encouraging growth in its wireless and data services revenues. We exited the position in TELUS during the period as its share price approached our valuation expectations.

Stock selection in information technology also helped relative returns. Yahoo! Japan performed well as a result of increased online advertising spending, and positions in Amadeus IT and in Keyence also helped the Portfolio.

Exposure to emerging markets also added to returns, as did stock selection in the energy sector, as the Portfolio benefited by minimizing losses with the early sale of a position in BP following the oil spill.

Conversely, stock selection in industrials and materials negatively impacted the Portfolio, as both sectors were hurt by the perceived slowdown in the global recovery and by recessionary fears, prompting investors to rotate into sectors that are perceived as more defensive. In the industrials sector, Italian infrastructure group Atlantia was hurt by potential fiscal reforms by the Italian government.

The materials sector was also affected by the proposed Australian windfall tax on mining companies, which led major companies in the industry to halt project development. Also within the sector, Potash Corp. of Saskatchewan declined amid worries regarding oversupply, price pressure on potash, and potentially weaker demand.

Lazard Retirement Emerging Markets Equity Portfolio
For the six months ended June 30, 2010, the Lazard Retirement Emerging Markets Equity Portfolio’s Service Shares posted a total return of -3.43%, while Investor Shares posted a total return of -3.29%, as compared with the -6.17% return for the EM Index.

Over the period, the Portfolio was helped by a position in Souza Cruz, a Brazilian tobacco company, which outperformed on the expectation that its volumes and margins would remain stable. Shares of Turkiye Is Bankasi (or Isbank), a Turkish bank, rose after it announced strong earnings results in April. Punjab National Bank also performed well after reporting good earnings, and on the expectation that the bank’s strong low-cost deposit franchise and high reserve coverage will allow it to continue generating high returns in a rising interest rate environment. Stock selection in the financials sector, as well as within Brazil and South Africa, helped returns over the past six months.

Conversely, a position in Hon Hai Precision Industry, a leading provider of contract electronics manufacturing services, declined due to concerns about the impact of wage inflation in China. Shares of Shougang Concord International Enterprises fell due to concerns regarding increasing input costs, while First Quantum Minerals, a mining company that operates within Africa, declined on the back of falling copper prices and heightened political risk. Stock selection in the telecom services sector and in China also detracted from returns over the period.

4 Semi-Annual Report

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by the Fund’s Investment Manager, Lazard Asset Management LLC (the “Investment Manager”), or Administrator, State Street Bank and Trust Company (“State Street”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2010; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of each Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

Semi-Annual Report 5

Lazard Retirement Series, Inc. Performance Overviews (unaudited)

Lazard Retirement U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement U.S. Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns* Periods Ended June 30, 2010

	One Year	Five Years	Ten Years

Service Shares	10.12%	-1.86%	-0.30%

S&P 500 Index	14.42%	-0.79%	-1.59%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio and had a different investment strategy.

6 Semi-Annual Report

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement U.S. Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns* Periods Ended June 30, 2010

	One Year	Five Years	Ten Years

Service Shares	29.49%	1.20%	6.05%

Russell 2500 Index	24.03%	0.98%	4.15%

Russell 2000/2500 Linked Index	24.03%	0.72%	3.18%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods prior to June 1, 2009 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

The Portfolio was previously known as Lazard Retirement U.S. Small Cap Equity Portfolio. As of June 1, 2009, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap U.S. companies.

Semi-Annual Report 7

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns* Periods Ended June 30, 2010

	One Year	Five Years	Ten Years

Service Shares	4.76%	0.59%	-0.57%

MSCI EAFE Index	5.92%	0.88%	0.15%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

8 Semi-Annual Report

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and MSCI Emerging Markets (EM®) Index*

Average Annual Total Returns*
Periods Ended June 30, 2010

	Service Shares			Investor Shares
	One Year	Five Years	Ten Years	One Year	Since Inception	†

Retirement Emerging Markets Equity Portfolio**	24.98%	13.54%	11.54%	25.26%	5.53%

MSCI EM Index	23.15%	12.73%	10.02%	23.15%	4.02%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Service Shares may be greater than or less than the performance of Investor Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Investor Shares was May 1, 2006.

Semi-Annual Report 9

Lazard Retirement Series, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example
As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2010 through June 30, 2010 and held for the entire period.

Actual Expenses
For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing account value.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Annualized Expense Ratio During Period

Portfolio	1/1/10	6/30/10	1/1/10 - 6/30/10	1/1/10 - 6/30/10

Retirement U.S. Strategic Equity Portfolio
Service Shares
Actual	$1,000.00	$910.90	$5.92	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26	1.25%

Retirement U.S. Small-Mid Cap Equity Portfolio
Service Shares
Actual	$1,000.00	$975.20	$5.69	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.04	$5.81	1.16%

Retirement International Equity Portfolio
Service Shares
Actual	$1,000.00	$873.00	$5.25	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.19	$5.66	1.13%

Retirement Emerging Markets Equity Portfolio
Service Shares
Actual	$1,000.00	$965.70	$7.14	1.47%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.53	$7.33	1.47%

Investor Shares
Actual	$1,000.00	$967.10	$5.95	1.22%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.74	$6.11	1.22%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

10 Semi-Annual Report

Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector June 30, 2010 (unaudited)

Sector*	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Consumer Discretionary	12.7%	15.9%	11.5%	5.4%
Consumer Staples	12.3	2.5	9.3	12.8
Energy	9.3	5.7	7.4	6.5
Financials	12.7	17.9	24.9	22.9
Health Care	13.7	9.1	9.4	—
Industrials	9.8	14.3	9.7	5.5
Information Technology	19.9	15.2	12.1	17.8
Materials	5.7	6.4	5.5	15.6
Telecommunication Services	—	—	5.0	9.1
Utilities	1.1	4.5	1.0	1.6
Short-Term Investments	2.8	8.5	4.2	2.8

Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Semi-Annual Report 11

Lazard Retirement Series, Inc. Portfolios of Investments June 30, 2010 (unaudited)

Description	Shares	Value

Lazard Retirement U.S. Strategic Equity Portfolio

Common Stocks—97.9%

Aerospace & Defense—2.8%
Raytheon Co.	2,870	$138,879

Agriculture—1.8%
Monsanto Co.	580	26,808
The Mosaic Co.	1,670	65,096

		91,904

Alcohol & Tobacco—1.9%
Molson Coors Brewing Co., Class B	2,240	94,886

Automotive—1.1%
Better Place	10,567	31,701
Ford Motor Co. (a)	2,325	23,436

		55,137

Banking—5.4%
Bank of America Corp.	2,745	39,446
JPMorgan Chase & Co.	3,310	121,179
Wells Fargo & Co.	4,235	108,416

		269,041

Cable Television—4.2%
Comcast Corp., Class A	12,605	207,100

Coal—0.4%
Massey Energy Co.	660	18,051

Commercial Services—1.0%
Corrections Corp. of America (a)	2,600	49,608

Computer Software—6.6%
Microsoft Corp.	6,120	140,821
Oracle Corp.	5,535	118,781
Symantec Corp. (a)	5,075	70,441

		330,043

Consumer Products—4.1%
Avon Products, Inc.	2,605	69,032
Mattel, Inc.	3,455	73,108
The Procter & Gamble Co.	1,015	60,880

		203,020

Description	Shares	Value

Energy Exploration & Production—0.9%
Apache Corp.	549	$46,220

Energy Integrated—6.5%
Chevron Corp.	1,120	76,003
ConocoPhillips	5,030	246,923

		322,926

Energy Services—0.6%
Halliburton Co.	1,210	29,706

Financial Services—4.8%
Ameriprise Financial, Inc.	2,435	87,977
NYSE Euronext	2,505	69,213
State Street Corp.	1,475	49,884
The Goldman Sachs Group, Inc.	230	30,192

		237,266

Food & Beverages—1.2%
PepsiCo, Inc.	945	57,598

Gas Utilities—1.1%
EQT Corp.	1,485	53,668

Insurance—2.6%
PartnerRe, Ltd.	570	39,980
The Travelers Cos., Inc.	1,800	88,650

		128,630

Leisure & Entertainment—2.5%
Apollo Group, Inc., Class A (a)	500	21,235
Darden Restaurants, Inc.	600	23,310
McDonald’s Corp.	1,240	81,679

		126,224

Manufacturing—4.8%
Caterpillar, Inc.	1,025	61,572
Dover Corp.	1,235	51,611
Emerson Electric Co.	1,145	50,025
Honeywell International, Inc.	2,005	78,255

		241,463

Medical Products—2.1%
Beckman Coulter, Inc.	600	36,174
Medtronic, Inc.	1,845	66,918

		103,092

Metal & Glass Containers—2.9%
Ball Corp.	2,780	146,868

The accompanying notes are an integral part of these financial statements.

12 Semi-Annual Report

Description	Shares	Value

Lazard Retirement U.S. Strategic Equity Portfolio (concluded)

Metals & Mining—0.9%
Nucor Corp.	1,190	$45,553

Pharmaceutical & Biotechnology—11.7%
Amgen, Inc. (a)	1,385	72,851
Forest Laboratories, Inc. (a)	1,010	27,704
Gilead Sciences, Inc. (a)	1,430	49,020
Johnson & Johnson	1,830	108,080
Merck & Co., Inc.	1,859	65,009
Pfizer, Inc.	17,195	245,201
Talecris Biotherapeutics Holdings Corp.	655	13,821

		581,686

Refining—1.0%
Valero Energy Corp.	2,840	51,063

Retail—10.3%
AutoZone, Inc. (a)	700	135,254
J.C. Penney Co., Inc.	1,900	40,812
Wal-Mart Stores, Inc.	3,645	175,215
Walgreen Co.	6,030	161,001

		512,282

Semiconductors & Components—1.9%
Intel Corp.	4,925	95,791

Technology—3.6%
AOL, Inc. (a)	1,090	22,661
eBay, Inc. (a)	4,330	84,911
Google, Inc., Class A (a)	165	73,417

		180,989

Description	Shares	Value

Technology Hardware—7.9%
Cisco Systems, Inc. (a)	4,335	$92,379
EMC Corp. (a)	2,185	39,986
Hewlett-Packard Co.	2,080	90,022
International Business Machines Corp.	1,375	169,785

		392,172

Transportation—1.3%
Norfolk Southern Corp.	1,210	64,191

Total Common Stocks
(Identified cost $4,871,337)		4,875,057

Short-Term Investment—2.8%
State Street Institutional Treasury Money Market Fund (Identified cost $138,909)	138,909	138,909

Total Investments—100.7%
(Identified cost $5,010,246) (b)		$5,013,966

Liabilities in Excess of Cash and Other Assets—(0.7)%		(33,897)

Net Assets—100.0%		$4,980,069

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 13

Description	Shares	Value

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Common Stocks—95.1%

Automotive—2.3%
Better Place	288,300	$864,900
Modine Manufacturing Co. (a)	106,170	815,386
Tenneco, Inc. (a)	50,050	1,054,053

		2,734,339

Banking—7.5%
City National Corp.	27,463	1,406,929
Home Bancshares, Inc.	77,267	1,762,460
KeyCorp.	216,300	1,663,347
PacWest Bancorp	106,450	1,949,100
Wintrust Financial Corp.	59,580	1,986,397

		8,768,233

Chemicals—2.3%
GrafTech International, Ltd. (a)	64,700	945,914
Innospec, Inc. (a)	81,647	765,849
Rockwood Holdings, Inc. (a)	41,830	949,123

		2,660,886

Commercial Services—3.5%
Administaff, Inc.	34,600	835,936
Navigant Consulting, Inc. (a)	127,700	1,325,526
SAIC, Inc. (a)	52,300	875,502
Team, Inc. (a)	78,800	1,028,340

		4,065,304

Computer Software—6.8%
Akamai Technologies, Inc. (a)	22,600	947,595
BMC Software, Inc. (a)	39,000	1,350,570
Intuit, Inc. (a)	35,070	1,219,384
Nuance Communications, Inc. (a)	77,300	1,155,635
Quest Software, Inc. (a)	82,700	1,491,908
Red Hat, Inc. (a)	61,650	1,784,151

		7,949,243

Construction & Engineering—0.9%
Great Lakes Dredge & Dock Co.	169,230	1,015,380

Consumer Products—7.0%
Central Garden & Pet Co., Class A (a)	236,906	2,125,047
Mattel, Inc.	77,190	1,633,340
Matthews International Corp., Class A	41,880	1,226,246
Newell Rubbermaid, Inc.	77,300	1,131,672
Tempur-Pedic International, Inc. (a)	26,590	817,643
The Middleby Corp. (a)	24,400	1,297,836

		8,231,784

Description	Shares	Value

Electric—1.6%
Northeast Utilities	73,240	$1,866,155

Energy Integrated—3.8%
Cimarex Energy Co.	42,410	3,035,708
James River Coal Co. (a)	92,350	1,470,212

		4,505,920

Energy Services—2.1%
Helmerich & Payne, Inc.	37,390	1,365,483
Oceaneering International, Inc. (a)	25,020	1,123,398

		2,488,881

Financial Services—2.0%
FTI Consulting, Inc. (a)	28,700	1,251,033
Waddell & Reed Financial, Inc., Class A	51,880	1,135,134

		2,386,167

Food & Beverages—0.8%
Lance, Inc.	56,350	929,212

Forest & Paper Products—2.1%
Rock-Tenn Co., Class A	23,000	1,142,410
Schweitzer-Mauduit International, Inc.	27,400	1,382,330

		2,524,740

Gas Utilities—3.1%
AGL Resources, Inc.	50,670	1,814,999
New Jersey Resources Corp.	50,900	1,791,680

		3,606,679

Health Services—1.0%
Tenet Healthcare Corp. (a)	261,800	1,136,212

Housing—0.9%
Trex Co., Inc. (a)	53,485	1,074,514

Insurance—3.4%
Arch Capital Group, Ltd. (a)	27,500	2,048,750
RenaissanceRe Holdings, Ltd.	34,300	1,930,061

		3,978,811

Leisure & Entertainment—2.8%
Darden Restaurants, Inc.	23,790	924,242
Expedia, Inc.	65,700	1,233,846
Texas Roadhouse, Inc. (a)	88,410	1,115,734

		3,273,822

The accompanying notes are an integral part of these financial statements.

14 Semi-Annual Report

Description	Shares	Value

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio (concluded)

Manufacturing—7.7%
Altra Holdings, Inc. (a)	78,830	$1,026,366
BE Aerospace, Inc. (a)	57,800	1,469,854
Bucyrus International, Inc.	18,600	882,570
DXP Enterprises, Inc. (a)	65,901	1,031,351
FLIR Systems, Inc. (a)	52,540	1,528,388
Generac Holdings, Inc.	82,773	1,159,650
Gibraltar Industries, Inc. (a)	100,450	1,014,545
Regal-Beloit Corp.	16,160	901,405

		9,014,129

Medical Products—6.8%
Beckman Coulter, Inc.	20,400	1,229,916
CareFusion Corp. (a)	78,040	1,771,508
Haemonetics Corp. (a)	24,240	1,297,325
Hospira, Inc. (a)	38,970	2,238,826
Life Technologies Corp. (a)	31,600	1,493,100

		8,030,675

Metal & Glass Containers—2.0%
Ball Corp.	24,470	1,292,750
Owens-Illinois, Inc. (a)	41,010	1,084,715

		2,377,465

Metals & Mining—1.0%
Schnitzer Steel Industries, Inc., Class A	29,230	1,145,816

Pharmaceutical & Biotechnology—1.7%
Warner Chilcott PLC, Class A (a)	85,330	1,949,790

Real Estate—6.8%
Digital Realty Trust, Inc. REIT	20,600	1,188,208
Extra Space Storage, Inc. REIT	84,500	1,174,550
Kilroy Realty Corp. REIT	59,550	1,770,422
The Macerich Co. REIT	46,322	1,728,737
UDR, Inc. REIT	109,800	2,100,474

		7,962,391

Description	Shares	Value

Retail—7.2%
American Eagle Outfitters, Inc.	103,820	$1,219,885
Family Dollar Stores, Inc.	40,970	1,544,159
Iconix Brand Group, Inc. (a)	103,520	1,487,582
Kirkland’s, Inc. (a)	59,652	1,006,628
Liz Claiborne, Inc. (a)	151,430	639,035
The Gymboree Corp. (a)	35,210	1,503,819
Williams-Sonoma, Inc.	44,200	1,097,044

		8,498,152

Semiconductors & Components—3.3%
CPI International, Inc. (a)	62,245	970,400
Micron Technology, Inc. (a)	81,900	695,331
ON Semiconductor Corp. (a)	219,100	1,397,858
Supertex, Inc. (a)	33,350	822,411

		3,886,000

Technology—1.6%
SS&C Technologies Holdings, Inc.	119,100	1,909,173

Technology Hardware—0.7%
Polycom, Inc. (a)	28,600	851,994

Transportation—2.4%
Echo Global Logistics, Inc.	128,863	1,573,417
UTI Worldwide, Inc.	99,726	1,234,608

		2,808,025

Total Common Stocks
(Identified cost $108,389,137)		111,629,892

Short-Term Investment—8.9%
State Street Institutional Treasury Money Market Fund (Identified cost $10,412,693)	10,412,693	10,412,693

Total Investments—104.0%
(Identified cost $118,801,830) (b)		$122,042,585

Liabilities in Excess of Cash and Other Assets—(4.0)%		(4,690,831)

Net Assets—100.0%		$117,351,754

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 15

Description	Shares	Value

Lazard Retirement International Equity Portfolio

Common Stocks—89.7%

Australia—0.8%
QBE Insurance Group, Ltd.	200,700	$3,054,315

Belgium—2.1%
Anheuser-Busch InBev NV	162,900	7,824,736

Brazil—2.5%
Banco do Brasil SA	305,300	4,169,333
Cielo SA	600,500	5,056,842

Total Brazil		9,226,175

Canada—2.2%
Potash Corp. of Saskatchewan, Inc.	38,800	3,341,855
Rogers Communications, Inc.	147,600	4,822,252

Total Canada		8,164,107

China—1.0%
Industrial and Commercial Bank of
China, Ltd., Class H	5,185,600	3,771,898

Denmark—1.0%
Novo Nordisk A/S, Class B	45,900	3,702,554

France—6.9%
BNP Paribas SA	105,580	5,637,381
Cap Gemini SA	57,300	2,503,445
Sanofi-Aventis	157,480	9,496,498
Total SA	115,872	5,156,823
Valeo SA (a)	87,200	2,349,096

Total France		25,143,243

Germany—3.7%
Bayerische Motoren Werke AG	66,000	3,192,302
SAP AG	80,900	3,593,399
Siemens AG	75,938	6,795,456

Total Germany		13,581,157

Hong Kong—2.7%
Esprit Holdings, Ltd.	1,178,736	6,371,682
Kerry Properties, Ltd.	791,000	3,390,117

Total Hong Kong		9,761,799

Description	Shares	Value

Ireland—1.3%
CRH PLC	226,131	$4,685,039

Italy—1.5%
Atlantia SpA	219,502	3,891,463
Prysmian SpA	121,150	1,740,392

Total Italy		5,631,855

Japan—20.3%
Benesse Holdings, Inc.	67,200	3,060,431
Canon, Inc.	175,800	6,554,366
Daito Trust Construction Co., Ltd.	129,200	7,303,852
eAccess, Ltd.	2,110	1,438,421
Honda Motor Co., Ltd.	191,600	5,564,355
Hoya Corp.	234,700	4,983,600
KDDI Corp.	1,149	5,457,863
Keyence Corp.	17,700	4,071,684
Kubota Corp.	440,000	3,360,016
Mitsubishi Corp.	241,500	5,032,333
Mitsubishi Estate Co., Ltd.	293,000	4,068,042
Nintendo Co., Ltd.	9,100	2,650,796
Nomura Holdings, Inc.	589,800	3,228,820
Sumitomo Mitsui Financial Group, Inc.	176,900	4,994,009
Yahoo! Japan Corp.	20,130	8,000,373
Yamada Denki Co., Ltd.	70,180	4,581,386

Total Japan		74,350,347

Mexico—0.7%
Grupo Televisa SA Sponsored ADR	136,400	2,374,724

Netherlands—1.7%
Heineken NV	70,300	2,979,972
TNT NV	127,187	3,205,653

Total Netherlands		6,185,625

Norway—0.7%
Aker Solutions ASA	229,600	2,629,919

Russia—0.7%
OAO LUKOIL Sponsored ADR	51,000	2,623,288

Singapore—1.0%
Singapore Telecommunications, Ltd.	1,660,200	3,583,778

The accompanying notes are an integral part of these financial statements.

16 Semi-Annual Report

Description	Shares	Value

Lazard Retirement International Equity Portfolio (concluded)

South Korea—1.6%
Hyundai Mobis	19,400	$3,249,046
Samsung Electronics Co., Ltd. GDR (c)	7,900	2,502,325

Total South Korea		5,751,371

Spain—2.4%
Amadeus IT Holding SA	180,200	2,834,125
Banco Santander SA	582,708	6,123,085

Total Spain		8,957,210

Switzerland—8.6%
Credit Suisse Group AG	148,900	5,596,222
Julius Baer Group Ltd.	67,500	1,921,780
Nestle SA	121,740	5,873,952
Novartis AG	177,600	8,616,520
Roche Holding AG	30,700	4,215,835
Zurich Financial Services AG	23,390	5,134,361

Total Switzerland		31,358,670

Turkey—1.1%
Turkiye Garanti Bankasi AS ADR	918,800	3,932,464

United Kingdom—25.2%
AMEC PLC	138,800	1,692,046
BAE Systems PLC	1,004,800	4,667,993
Barclays PLC	1,098,000	4,353,046
BG Group PLC	391,500	5,795,414
BHP Billiton PLC	208,900	5,405,675
British Airways PLC (a)	606,000	1,758,639
British American Tobacco PLC	109,840	3,478,063

Description	Shares	Value

United Kingdom (continued)
GlaxoSmithKline PLC	365,500	$6,194,195
HSBC Holdings PLC	468,291	4,272,235
Informa PLC	886,024	4,662,999
International Power PLC	751,100	3,327,682
Lloyds Banking Group PLC (a)	5,847,878	4,639,856
Prudential PLC	580,000	4,347,163
Royal Dutch Shell PLC, A Shares	171,000	4,318,343
Standard Chartered PLC	227,200	5,515,490
Tesco PLC	776,900	4,374,318
Tullow Oil PLC	212,500	3,165,337
Unilever PLC	282,400	7,526,308
Vodafone Group PLC	1,658,641	3,437,070
WPP PLC	440,400	4,141,425
Xstrata PLC	416,100	5,451,473

Total United Kingdom		92,524,770

Total Common Stocks
(Identified cost $345,045,112)		328,819,044

Short-Term Investment—4.0%
State Street Institutional Treasury Money Market Fund (Identified cost $14,564,094)	14,564,094	14,564,094

Total Investments—93.7%
(Identified cost $359,609,206) (b)		$343,383,138

Cash and Other Assets in Excess of Liabilities—6.3%		23,100,864

Net Assets—100.0%		$366,484,002

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 17

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks—92.6%

Brazil—17.9%
Banco do Brasil SA	1,369,900	$18,708,053
Cielo SA	2,127,700	17,917,474
Companhia de Concessoes Rodoviarias	217,600	4,506,309
Companhia Energetica de Minas Gerais SA Sponsored ADR	427,310	6,268,638
Companhia Siderurgica Nacional SA Sponsored ADR	502,800	7,386,132
Natura Cosmeticos SA	361,000	8,000,000
Redecard SA	1,182,357	16,703,658
Souza Cruz SA	291,911	10,997,201
Vale SA Sponsored ADR	731,400	17,809,590

Total Brazil		108,297,055

Canada—1.0%
First Quantum Minerals, Ltd.	123,400	6,207,383

China—2.3%
China Construction Bank Corp.	7,741,000	6,229,568
NetEase.com, Inc. Sponsored ADR (a)	246,600	7,819,686

Total China		14,049,254

Egypt—3.6%
Commercial International Bank	543,728	6,400,096
Eastern Tobacco	149,368	3,244,873
Egyptian Company for Mobile Services	103,465	3,013,712
Orascom Construction Industries	227,505	9,091,851

Total Egypt		21,750,532

France—0.6%
CFAO SA	122,159	3,290,503

Hong Kong—0.4%
Shougang Concord International Enterprises Co., Ltd. (a)	17,300,000	2,427,443

Hungary—0.7%
OTP Bank Nyrt (a)	219,241	4,412,922

Description	Shares	Value

India—4.3%
Bank of India	667,248	$4,971,118
Infosys Technologies, Ltd. Sponsored ADR	75,700	4,535,187
Jindal Steel & Power, Ltd.	333,620	4,443,382
Punjab National Bank, Ltd.	542,400	12,118,245

Total India		26,067,932

Indonesia—5.6%
PT Bank Mandiri Tbk	8,098,600	5,273,065
PT Semen Gresik Persero Tbk	6,312,500	6,036,986
PT Tambang Batubara Bukit Asam Tbk	2,412,000	4,550,622
PT Telekomunikasi Indonesia Tbk Sponsored ADR	344,200	11,781,966
PT United Tractors Tbk	2,908,050	5,938,581

Total Indonesia		33,581,220

Israel—1.1%
Israel Chemicals, Ltd.	644,018	6,716,068

Malaysia—0.6%
British American Tobacco Malaysia Berhad	281,600	3,805,255

Mexico—6.3%
America Movil SAB de CV ADR, Series L	197,800	9,395,500
Desarrolladora Homex SA de CV ADR (a)	151,490	3,823,608
Fomento Economico Mexicano
SAB de CV Sponsored ADR	167,590	7,231,508
Grupo Mexico SAB de CV, Series B	2,689,354	6,383,890
Grupo Televisa SA Sponsored ADR	378,900	6,596,649
Kimberly-Clark de Mexico SAB de CV, Series A	781,300	4,537,479

Total Mexico		37,968,634

Pakistan—1.1%
Oil & Gas Development Co., Ltd.	1,476,700	2,451,446
Pakistan Petroleum, Ltd.	1,798,604	3,879,742

Total Pakistan		6,331,188

Philippines—2.0%
Philippine Long Distance Telephone Co.
Sponsored ADR	235,200	11,988,144

The accompanying notes are an integral part of these financial statements.

18 Semi-Annual Report

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Russia—6.6%
Magnit OJSC Sponsored GDR (c)	243,475	$4,209,683
Mobile TeleSystems Sponsored ADR	421,100	8,068,276
OAO LUKOIL Sponsored ADR	271,450	13,962,024
Oriflame Cosmetics SA SDR	89,637	4,653,501
TNK-BP Holding	1,887,295	3,884,327
Uralkali Sponsored GDR	300,904	5,306,704

Total Russia		40,084,515

South Africa—11.5%
Kumba Iron Ore, Ltd.	228,153	9,415,669
Massmart Holdings, Ltd.	319,386	4,890,110
Murray & Roberts Holdings, Ltd.	1,306,814	6,574,889
Nedbank Group, Ltd.	583,617	9,073,218
Pretoria Portland Cement Co., Ltd.	1,443,293	5,972,559
Sanlam, Ltd.	3,781,860	11,214,533
Shoprite Holdings, Ltd.	455,293	4,889,299
Standard Bank Group, Ltd.	441,285	5,837,330
Tiger Brands, Ltd.	270,716	5,971,060
Truworths International, Ltd.	761,527	5,295,306

Total South Africa		69,133,973

South Korea—11.9%
Hite Brewery Co., Ltd.	32,995	3,917,932
Hyundai Mobis	28,010	4,691,020
Korea Life Insurance Co., Ltd.	871,723	6,055,083
KT&G Corp.	210,010	10,326,094
NHN Corp. (a)	72,771	10,829,927
Samsung Electronics Co., Ltd. GDR (c)	36,876	11,634,855
Shinhan Financial Group Co., Ltd.	440,876	16,236,868
Woongjin Coway Co., Ltd.	249,206	8,330,979

Total South Korea		72,022,758

Taiwan—6.2%
Advanced Semiconductor Engineering, Inc.	5,200,011	4,109,660
Hon Hai Precision Industry Co., Ltd.	2,608,892	9,162,746
HTC Corp.	333,700	4,427,257
MediaTek, Inc.	272,000	3,793,591
Taiwan Semiconductor Manufacturing Co., Ltd.	8,510,642	15,914,056

Total Taiwan		37,407,310

Thailand—1.8%
Banpu Public Co., Ltd.	310,600	5,791,524
Kasikornbank Public Co., Ltd.	1,729,700	5,023,611

Total Thailand		10,815,135

Description	Shares	Value

Turkey—7.1%
Akbank TAS	1,527,873	$7,294,810
Koc Holding AS	2,023,691	6,823,215
Turkcell Iletisim Hizmetleri AS	2,025,089	10,476,223
Turkiye Is Bankasi AS, C Shares	5,946,704	18,411,489

Total Turkey		43,005,737

Total Common Stocks (Identified cost $525,786,005)		559,362,961

Preferred Stocks—3.9%

Brazil—3.9%
Eletropaulo Metropolitana SA, B Shares	180,300	3,592,015
Fertilizantes Fosfatados SA (a)	142,200	1,063,546
Ultrapar Participacoes SA	88,400	4,230,956
Usinas Siderurgicas de Minas Gerais SA, A Shares	546,300	14,560,938

Total Brazil		23,447,455

Total Preferred Stocks
(Identified cost $21,934,290)		23,447,455

Short-Term Investment—2.7%
State Street Institutional Treasury Money Market Fund (Identified cost $16,383,420)	16,383,420	16,383,420

Description	Principal Amount (000)	Value

Repurchase Agreement—0.1%
State Street Bank and Trust Co., 0.00%, 07/01/10 (Dated 06/30/10, collateralized by $360,000 United States Treasury Note, 2.50%, 04/30/15, with a value of $374,544) Proceeds of $363,000 (Identified cost $363,000)	$363	363,000

Total Investments—99.3% (Identified cost $564,466,715) (b)		$599,556,836

Cash and Other Assets in Excess of Liabilities—0.7%		4,280,275

Net Assets—100.0%		$603,837,111

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 19

Lazard Retirement Series, Inc. Notes to Portfolios of Investments June 30, 2010 (unaudited)

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Retirement U.S. Strategic Equity	$5,010,246	$283,863	$280,143	$3,720
Retirement U.S. Small-Mid Cap Equity	118,801,830	9,523,714	6,282,959	3,240,755
Retirement International Equity	359,609,206	15,394,067	31,620,135	(16,226,068)
Retirement Emerging Markets Equity	564,466,715	63,218,138	28,128,017	35,090,121

(c)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2010, these securities amounted to 0.7% and 2.6% of net assets of Lazard Retirement International Equity Portfolio and Lazard Retirement Emerging Markets Equity Portfolio, respectively, and are considered to be liquid.

Security Abbreviations:
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
REIT — Real Estate Investment Trust
SDR — Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

20 Semi-Annual Report

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Agriculture	0.9%	2.2%
Alcohol & Tobacco	3.9	5.3
Automotive	3.0	—
Banking	13.7	17.2
Building Materials	—	1.0
Commercial Services	4.7	3.5
Computer Software	1.0	3.1
Construction & Engineering	0.5	2.6
Consumer Products	0.7	3.5
Diversified	—	1.1
Electric	0.9	1.6
Energy Exploration & Production	0.9	1.0
Energy Integrated	4.9	4.7
Energy Services	0.7	—
Financial Services	2.1	7.3
Food & Beverages	3.7	2.2
Forest & Paper Products	—	0.7
Gas Utilities	—	0.7
Housing	3.3	1.6
Insurance	3.4	1.0
Leisure & Entertainment	2.7	1.1
Manufacturing	6.5	2.2
Metals & Mining	3.0	11.0
Pharmaceutical & Biotechnology	8.8	—
Real Estate	2.0	—
Retail	4.2	3.2
Semiconductors & Components	3.8	5.9
Technology	2.9	0.7
Technology Hardware	—	2.3
Telecommunications	5.1	9.1
Transportation	2.4	0.7

Subtotal	89.7	96.5
Short-Term Investments	4.0	2.7
Repurchase Agreement	—	0.1

Total Investments	93.7%	99.3%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 21

Lazard Retirement Series, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2010	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

ASSETS
Investments in securities, at value	$5,013,966	$122,042,585	$343,383,138	$599,556,836
Cash	—	—	—	705
Foreign currency	—	—	191,788	1,566,476
Receivables for:
Capital stock sold	7,016	1,850,848	29,695,300	4,899,225
Investments sold	30,356	27,936,723	1,077,410	771,425
Dividends and interest	1,366	80,243	1,134,788	1,983,341
Amount due from Investment Manager (Note 3)	14,863	—	—	—

Total assets	5,067,567	151,910,399	375,482,424	608,778,008

LIABILITIES
Payables for:
Management fees	—	94,542	214,081	503,522
Accrued distribution fees	1,077	31,378	70,779	79,180
Accrued directors’ fees	42	1,114	2,527	4,025
Capital stock redeemed	702	31,518,563	1,265,095	1,094,454
Investments purchased	51,245	2,868,986	7,367,787	2,488,550
Other accrued expenses and payables	34,432	44,062	78,153	771,166

Total liabilities	87,498	34,558,645	8,998,422	4,940,897

Net assets	$4,980,069	$117,351,754	$366,484,002	$603,837,111

NET ASSETS
Paid in capital	$6,321,187	$105,560,466	$474,582,689	$645,249,562
Undistributed net investment income (loss)	28,992	(294,104)	4,286,071	8,484,472
Accumulated net realized gain (loss)	(1,373,830)	8,844,637	(96,170,184)	(84,433,843)
Net unrealized appreciation (depreciation) on:
Investments	3,720	3,240,755	(16,226,068)	34,542,695
Foreign currency	—	—	11,494	(5,775)

Net assets	$4,980,069	$117,351,754	$366,484,002	$603,837,111

Service Shares
Net assets	$4,980,069	$117,351,754	$366,484,002	$384,224,262
Shares of capital stock outstanding*	667,812	12,433,079	43,001,076	20,693,673
Net asset value, offering and redemption price per share	$7.46	$9.44	$8.52	$18.57
Investor Shares
Net assets	—	—	—	$219,612,849
Shares of capital stock outstanding*	—	—	—	11,871,092
Net asset value, offering and redemption price per share	—	—	—	$18.50

Cost of investments in securities	$5,010,246	$118,801,830	$359,609,206	$564,466,715
Cost of foreign currency	$—	$—	$189,114	$1,561,060

* $0.001 par value 1,400,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

22 Semi-Annual Report

Lazard Retirement Series, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2010	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Investment Income

Income
Dividends	$48,523	$582,382	$6,165,722	$10,722,435
Interest	4	304	723	886

Total investment income*	48,527	582,686	6,166,445	10,723,321

Expenses
Management fees (Note 3)	20,086	566,236	1,307,131	2,861,604
Distribution fees (Service Shares)	6,696	188,745	435,710	479,267
Custodian fees	26,959	28,820	90,850	412,279
Administration fees	21,688	36,175	55,933	78,308
Professional services	16,773	26,341	39,635	53,046
Shareholders’ reports	4,953	17,361	21,319	44,481
Shareholders’ services	6,817	7,861	9,648	16,221
Directors’ fees and expenses	90	2,409	5,579	8,813
Other	986	2,852	5,673	8,415

Total gross expenses	105,048	876,800	1,971,478	3,962,434

Management fees waived and expenses reimbursed	(62,194)	—	—	—
Administration fees waived	(9,375)	—	—	—
Expense reductions (Note 2(h))	—	(10)	—	—

Total net expenses	33,479	876,790	1,971,478	3,962,434

Net investment income (loss)	15,048	(294,104)	4,194,967	6,760,887

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments**	216,020	18,058,340	(3,166,347)	18,518,322
Foreign currency	—	—	(173,368)	(301,012)
Net change in unrealized depreciation on:
Investments†	(732,552)	(21,883,246)	(48,847,207)	(53,848,385)
Foreign currency	—	—	(19,858)	(13,689)

Net realized and unrealized loss on investments and foreign currency	(516,532)	(3,824,906)	(52,206,780)	(35,644,764)

Net decrease in net assets resulting from operations	$(501,484)	$(4,119,010)	$(48,011,813)	$(28,883,877)

* Net of foreign withholding taxes of	$—	$—	$610,683	$844,654

** Net of foreign capital gains taxes of	$—	$—	$—	$25,907

† Includes net change in unrealized foreign capital gains taxes of	$—	$—	$—	$(13,920)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 23

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement U.S. Strategic Equity Portfolio		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$15,048	$43,169	$(294,104)	$(163,976)
Net realized gain (loss) on investments	216,020	(400,565)	18,058,340	5,740,143
Net change in unrealized appreciation (depreciation) on investments	(732,552)	1,460,002	(21,883,246)	34,363,003

Net increase (decrease) in net assets resulting from operations	(501,484)	1,102,606	(4,119,010)	39,939,170

Distributions to shareholders
Service Shares
From net investment income	—	(43,552)	—	—

Net decrease in net assets resulting from distributions	—	(43,552)	—	—

Capital stock transactions
Service Shares
Net proceeds from sales	678,200	2,846,505	25,126,029	95,420,237
Net proceeds from reinvestment of distributions	—	43,552	—	—
Cost of shares redeemed	(561,304)	(1,896,364)	(47,476,669)	(26,507,142)

Net increase (decrease) in net assets from capital stock transactions	116,896	993,693	(22,350,640)	68,913,095

Total increase (decrease) in net assets	(384,588)	2,052,747	(26,469,650)	108,852,265
Net assets at beginning of period	5,364,657	3,311,910	143,821,404	34,969,139

Net assets at end of period*	$4,980,069	$5,364,657	$117,351,754	$143,821,404

* Includes undistributed net investment income (loss) of	$28,992	$13,944	$(294,104)	$—

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	654,699	508,605	14,853,900	5,516,390

Shares sold	81,617	416,416	2,521,244	12,596,356
Shares issued to shareholders from reinvestment of distributions	—	5,422	—	—
Shares redeemed	(68,504)	(275,744)	(4,942,065)	(3,258,846)

Net increase (decrease)	13,113	146,094	(2,420,821)	9,337,510

Shares outstanding at end of period	667,812	654,699	12,433,079	14,853,900

The accompanying notes are an integral part of these financial statements.

24 Semi-Annual Report

	Lazard Retirement International Equity Portfolio		Lazard Retirement Emerging Markets Equity Portfolio

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009

Increase (Decrease) in Net Assets

Operations
Net investment income	$4,194,967	$4,859,670	$6,760,887	$6,885,545
Net realized gain (loss) on investments and foreign currency	(3,339,715)	(81,731,677)	18,217,310	(66,900,922)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(48,867,065)	123,081,264	(53,862,074)	245,608,815

Net increase (decrease) in net assets resulting from operations	(48,011,813)	46,209,257	(28,883,877)	185,593,438

Distributions to shareholders
From net investment income
Service Shares	—	(7,551,839)	—	(8,447,777)
Investor Shares	—	—	—	(4,531,305)

Net decrease in net assets resulting from distributions	—	(7,551,839)	—	(12,979,082)

Capital stock transactions
Net proceeds from sales
Service Shares	99,369,185	201,710,808	90,944,410	163,522,304
Investor Shares	—	—	101,070,967	81,664,428
Net proceeds from reinvestment of distributions
Service Shares	—	7,551,839	—	8,447,777
Investor Shares	—	—	—	4,531,304
Cost of shares redeemed
Service Shares	(28,340,433)	(188,593,451)	(59,546,593)	(97,290,179)
Investor Shares	—	—	(37,225,020)	(25,804,605)

Net increase in net assets from capital stock transactions	71,028,752	20,669,196	95,243,764	135,071,029

Total increase in net assets	23,016,939	59,326,614	66,359,887	307,685,385
Net assets at beginning of period	343,467,063	284,140,449	537,477,224	229,791,839

Net assets at end of period*	$366,484,002	$343,467,063	$603,837,111	$537,477,224

* Includes undistributed net investment income of	$4,286,071	$91,104	$8,484,472	$1,723,585

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	35,197,641	34,537,314	19,101,582	14,562,340

Shares sold	10,857,438	23,841,316	4,697,650	10,655,282
Shares issued to shareholders from reinvestment of distributions	—	779,489	—	441,201
Shares redeemed	(3,054,003)	(23,960,478)	(3,105,559)	(6,557,241)

Net increase	7,803,435	660,327	1,592,091	4,539,242

Shares outstanding at end of period	43,001,076	35,197,641	20,693,673	19,101,582

Investor Shares
Shares outstanding at beginning of period			8,896,581	5,281,810

Shares sold			4,975,679	5,063,770
Shares issued to shareholders from reinvestment of distributions			—	239,126
Shares redeemed			(2,001,168)	(1,688,125)

Net increase			2,974,511	3,614,771

Shares outstanding at end of period			11,871,092	8,896,581

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 25

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT U.S. STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/10†
		Year Ended

		12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Service Shares
Net asset value, beginning of period	$8.19	$6.51	$10.17	$12.86	$11.02	$10.74

Income (loss) from investment operations:
Net investment income	0.02	0.06	0.10	0.07	0.09	0.08
Net realized and unrealized gain (loss)	(0.75)	1.69	(3.69)	(0.14)	1.83	0.28

Total from investment operations	(0.73)	1.75	(3.59)	(0.07)	1.92	0.36

Less distributions from:
Net investment income	—	(0.07)	(0.07)	(0.15)	(0.08)	(0.08)
Net realized gains	—	—	—	(2.47)	—	—

Total distributions	—	(0.07)	(0.07)	(2.62)	(0.08)	(0.08)

Net asset value, end of period	$7.46	$8.19	$6.51	$10.17	$12.86	$11.02

Total Return (a)	–8.91%	26.84%	–35.28%	–0.95%	17.48%	3.38%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,980	$5,365	$3,312	$4,959	$5,078	$4,311
Ratios to average net assets:
Net expenses (b)	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses (b)	3.92%	4.67%	4.88%	4.21%	4.45%	3.57%
Net investment income (b)	0.56%	1.03%	1.27%	0.62%	0.68%	0.59%
Portfolio turnover rate	33%	79%	86%	101%	102%	75%

LAZARD RETIREMENT U.S. SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/10†
		Year Ended

		12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Service Shares
Net asset value, beginning of period	$9.68	$6.34	$9.98	$17.31	$16.31	$16.90

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.01)	(0.01)	(0.02)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	(0.22)	3.35	(3.63)	(0.87)	2.49	0.69

Total from investment operations	(0.24)	3.34	(3.64)	(0.89)	2.43	0.65

Less distributions from:
Net realized gains	—	—	—	(6.44)	(1.43)	(1.24)

Total distributions	—	—	—	(6.44)	(1.43)	(1.24)

Net asset value, end of period	$9.44	$9.68	$6.34	$9.98	$17.31	$16.31

Total Return (a)	–2.48%	52.68%	–36.47%	–7.20%	16.07%	3.99%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$117,352	$143,821	$34,969	$62,772	$82,514	$136,970
Ratios to average net assets:
Net expenses (b)	1.16%	1.25%	1.25%	1.25%	1.18%	1.22%
Gross expenses (b)	1.16%	1.31%	1.41%	1.33%	1.18%	1.22%
Net investment loss (b)	–0.39%	–0.21%	–0.11%	–0.17%	–0.22%	–0.26%
Portfolio turnover rate	78%	171%	139%	102%	87%	93%

†	Unaudited.
(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.

(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

26 Semi-Annual Report

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/10†
		Year Ended

		12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Service Shares
Net asset value, beginning of period	$9.76	$8.23	$13.35	$14.89	$12.83	$11.88

Income (loss) from investment operations:
Net investment income	0.10	0.16	0.21	0.19	0.21	0.15
Net realized and unrealized gain (loss)	(1.34)	1.60	(5.15)	1.24	2.61	1.08

Total from investment operations	(1.24)	1.76	(4.94)	1.43	2.82	1.23

Less distributions from:
Net investment income	—	(0.23)	(0.14)	(0.37)	(0.15)	(0.11)
Net realized gains	—	—	(0.04)	(2.60)	(0.61)	(0.17)

Total distributions	—	(0.23)	(0.18)	(2.97)	(0.76)	(0.28)

Net asset value, end of period	$8.52	$9.76	$8.23	$13.35	$14.89	$12.83

Total Return (a)	–12.70%	21.46%	–37.02%	10.78%	22.53%	10.65%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$366,484	$343,467	$284,140	$391,465	$308,693	$266,437
Ratios to average net assets:
Net expenses (b)	1.13%	1.17%	1.17%	1.18%	1.19%	1.21%
Gross expenses (b)	1.13%	1.17%	1.17%	1.18%	1.19%	1.21%
Net investment income (b)	2.41%	1.89%	2.15%	1.60%	1.51%	1.45%
Portfolio turnover rate	23%	104%	43%	48%	75%	54%

†	Unaudited.
(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.

(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 27

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/10†
		Year Ended

		12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Service Shares
Net asset value, beginning of period	$19.23	$11.59	$25.64	$22.69	$18.81	$13.91

Income (loss) from investment operations:
Net investment income (a)	0.22	0.29	0.58	0.29	0.27	0.13
Net realized and unrealized gain (loss)	(0.88)	7.80	(12.77)	7.03	5.08	5.41

Total from investment operations	(0.66)	8.09	(12.19)	7.32	5.35	5.54

Less distributions from:
Net investment income	—	(0.45)	(0.47)	(0.30)	(0.10)	(0.05)
Net realized gains	—	—	(1.39)	(4.07)	(1.37)	(0.59)

Total distributions	—	(0.45)	(1.86)	(4.37)	(1.47)	(0.64)

Net asset value, end of period	$18.57	$19.23	$11.59	$25.64	$22.69	$18.81

Total Return (b)	–3.43%	69.85%	–48.72%	33.30%	29.95%	40.78%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$384,224	$367,260	$168,787	$251,665	$129,306	$82,812
Ratios to average net assets:
Net expenses (c)	1.47%	1.56%	1.52%	1.57%	1.60%	1.60%
Gross expenses (c)	1.47%	1.56%	1.52%	1.57%	1.69%	1.95%
Net investment income (c)	2.30%	1.86%	2.81%	1.12%	1.30%	1.39%
Portfolio turnover rate	18%	51%	53%	52%	48%	51%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/10†				For the Period 5/1/06* to 12/31/06
		Year Ended

		12/31/09	12/31/08	12/31/07

Investor Shares
Net asset value, beginning of period	$19.13	$11.55	$25.60	$22.71	$22.13

Income (loss) from investment operations:
Net investment income (a)	0.24	0.32	0.64	0.35	0.19
Net realized and unrealized gain (loss)	(0.87)	7.79	(12.78)	7.04	1.88

Total from investment operations	(0.63)	8.11	(12.14)	7.39	2.07

Less distributions from:
Net investment income	—	(0.53)	(0.52)	(0.43)	(0.12)
Net realized gains	—	—	(1.39)	(4.07)	(1.37)

Total distributions	—	(0.53)	(1.91)	(4.50)	(1.49)

Net asset value, end of period	$18.50	$19.13	$11.55	$25.60	$22.71

Total Return (b)	–3.29%	70.23%	–48.59%	33.63%	10.64%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$219,613	$170,217	$61,005	$145,530	$42,009
Ratios to average net assets:
Net expenses (c)	1.22%	1.31%	1.28%	1.32%	1.35%
Gross expenses (c)	1.22%	1.31%	1.28%	1.32%	1.54%
Net investment income (c)	2.49%	2.03%	3.02%	1.34%	1.38%
Portfolio turnover rate	18%	51%	53%	52%	48%

†	Unaudited.
*	The inception date for Investor Shares was May 1, 2006.
(a)	Beginning with the fiscal year ended 12/31/06, net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.

(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

28 Semi-Annual Report

Lazard Retirement Series, Inc. Notes to Financial Statements June 30, 2010 (unaudited)

1. Organization
Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of eleven no-load portfolios (each referred to as a “Portfolio”), which are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. Currently, only the following four Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement U.S. Strategic Equity Portfolio (“U.S. Strategic Equity Portfolio”), Lazard Retirement U.S. Small-Mid Cap Equity Portfolio (“U.S. Small-Mid Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”) and Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”). Each of the other seven Portfolios had not commenced operations as of June 30, 2010.

2. Significant Accounting Policies
The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Except as described below, securities listed on foreign exchanges are valued at the last reported sales price; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. The fair value of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different than the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net

Semi-Annual Report 29

investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2009, the Portfolios had available, for federal income tax purposes, unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2016	Expiring 2017

U.S. Strategic Equity	$772,175	$683,170
U.S. Small-Mid Cap Equity	8,812,791	—
International Equity	6,022,728	71,571,550
Emerging Markets Equity	—	88,402,544

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2009, International Equity Portfolio elected to defer net capital losses of $163,079 arising between November 1, 2009 and December 31, 2009.

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Fund’s 2009 or 2010 tax returns.

(f) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Service Shares.

30 Semi-Annual Report

Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration and Distribution Agreements
The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

U.S. Strategic Equity	0.75%
U.S. Small-Mid Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Service Shares	Investor Shares

U.S. Strategic Equity	1.25%	N/A
U.S. Small-Mid Cap Equity	1.25	N/A
International Equity	1.25	N/A
Emerging Markets Equity	1.60	1.35%

During the period ended June 30, 2010, the Investment Manager waived its management fee and reimbursed the U.S. Strategic Equity Portfolio $62,194 for other expenses.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of its fee annually for the U.S. Strategic Equity Portfolio until the Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan, in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

4. Directors’ Compensation
Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an affiliated person of the Investment Manager or any of its affiliates an annual aggregate fee of $60,000 ($80,000 effective July 1, 2010), plus $4,000 ($5,000 effective July 1, 2010) per meeting attended in person ($1,500 per meeting, including special Board or committee meetings, attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, with the Fund, the

Semi-Annual Report 31

“Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses them for travel and other out-of-pocket expenses for attending Board and committee meetings. These Directors also are paid $1,000 ($5,000 effective July 1, 2010) for in-person attendance at special meetings not held in conjunction with a regular Board meeting, as specifically authorized by the Board and held in connection with delegated Fund business. The Chairman of the Audit Committees of the Boards of the Lazard Funds also receives an additional annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates
Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2010 were as follows:

Portfolio	Purchases	Sales

U.S. Strategic Equity	$1,719,625	$1,807,258
U.S. Small-Mid Cap Equity	109,592,727	136,112,131
International Equity	136,673,997	74,603,943
Emerging Markets Equity	203,442,749	99,066,602

For the period ended June 30, 2010, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Foreign Securities Investment Risks
Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Portfolio’s investments in emerging market countries are exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

7. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements
Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset of liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

32 Semi-Annual Report

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2010:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2010

U.S. Strategic Equity Portfolio

Common Stocks	$4,875,057	$—	$—	$4,875,057
Short-Term
Investment	—	138,909	—	138,909

Total	$4,875,057	$138,909	$—	$5,013,966

U.S. Small-Mid Cap Equity Portfolio

Common Stocks	$111,629,892	$—	$—	$111,629,892
Short-Term
Investment	—	10,412,693	—	10,412,693

Total	$111,629,892	$10,412,693	$—	$122,042,585

International Equity Portfolio

Common Stocks	$26,282,194	$302,536,850	$—	$328,819,044
Short-Term
Investment	—	14,564,094	—	14,564,094

Total	$26,282,194	$317,100,944	$—	$343,383,138

Emerging Markets Equity Portfolio

Common Stocks	$208,890,644	$350,472,317	$—	$559,362,961
Preferred Stocks	23,447,455	—	—	23,447,455
Short-Term
Investment	—	16,383,420	—	16,383,420
Repurchase
Agreement	—	363,000	—	363,000

Total	$232,338,099	$367,218,737	$—	$599,556,836

Effective March 31, 2010, the Portfolios adopted Financial Accounting Standards Board Accounting Standards Update (ASU) 2010-06, Fair Value Measurements and Disclosures (Topic 820). The ASU amends GAAP to add new requirements for disclosures about transfers into and out of Levels 1 and 2 of the fair value hierarchy. It also clarifies existing fair value disclosure about the level of disaggregation and about inputs and valuation techniques used to measure fair value for investments that fall in either Levels 2 or 3 fair value hierarchy. There were no significant transfers into and out of Levels 1, 2, and 3 during the period ended June 30, 2010.

9. Subsequent Events
Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements through August 13, 2010. Management has determined that there are no such subsequent events that would require disclosure in the Fund’s financial statements through the above date, at which time the financial statements were issued.

Semi-Annual Report 33

Lazard Retirement Series, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held(2)

Non-Interested Directors:

Kenneth S. Davidson (65)	Director (April 1997)

President, Davidson Capital Management Corporation; Partner, Aquiline Holdings LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (47)	Director (May 2007)

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA- CREF Funds (47 funds) and TIAA-CREF Life Funds (10 funds), and Member of the Management Committee of TIAA Separate Account VA-1

Lester Z. Lieberman (80)	Director (April 1997)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Leon M. Pollack (69)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Richard Reiss, Jr. (66)	Director (April 1997)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Robert M. Solmson (62)	Director (September 2004)

President, Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments; Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Directors(3):

Charles L. Carroll (49)	Chief Executive Officer, President and Director (June 2004)	Deputy Chairman and Head of Global Marketing of the Investment Manager

Ashish Bhutani (50)	Director (July 2005)	Chief Executive Officer of the Investment Manager; Vice Chairman of Lazard Ltd (since January 2010)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 20 investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

34 Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years

Officers(3):

Nathan A. Paul (37)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (51)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (48)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Director (since January 2006) and Chief Compliance Officer (since January 2009); and previously Senior Vice President (2002 to 2005) of the Investment Manager

Tamar Goldstein (35)	Assistant Secretary (February 2009)	Vice President (since March 2009) and previously Counsel (October 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (35)	Assistant Treasurer (December 2004)	Fund Administration Manager of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Semi-Annual Report 35

Lazard Retirement Series, Inc. Other Information (unaudited)

Proxy Voting
A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q
The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

36 Semi-Annual Report

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com

© 2010 Lazard Asset Management LLC

6/10 LZDPS010

ITEM 2.     CODE OF ETHICS.

                  Not applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

                  Not applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.

ITEM 6.     INVESTMENTS

                  Not applicable.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                  Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                   There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.   EXHIBITS.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	August 26, 2010

By	/s/ Stephen St. Clair

Stephen St. Clair
Chief Financial Officer

Date	August 26, 2010